UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

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Allegro MicroSystems, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-39675	46-2405937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Perimeter Road
Manchester, New Hampshire		03103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (603) 626-2300

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Share Repurchase Agreement

Pursuant to the terms of a share repurchase agreement (the “Share Repurchase Agreement”) entered into by and between Allegro MicroSystems, Inc. (the “Company”, “our”, “us”, “we” or “Allegro”) and Sanken Electric Co., Ltd. (“Sanken”) on July 23, 2024, we have agreed to repurchase from Sanken in a privately negotiated transaction 38,767,315 shares of our common stock at a price per share equal to the price per share at which the underwriters will purchase from us shares of our common stock in the public underwritten equity offering that the Company has separately announced today (the “Equity Offering”). The shares being repurchased by us pursuant to the Share Repurchase Agreement will be retired. On an as adjusted basis after giving effect to the Equity Offering and the transactions contemplated by the Share Repurchase Agreement, Sanken will hold approximately 33.2% (or 32.5% if the underwriters’ option to purchase additional shares of our common stock is exercised in full) of our outstanding common stock.

The repurchase by us of a number of shares of common stock equal to the number of shares being offered in the Equity Offering (excluding the underwriters’ option to purchase additional shares of our common stock) is expected to occur one business day after the closing of the Equity Offering (the “First Closing”). We intend to fund the First Closing with the net proceeds of the Equity Offering (excluding any net proceeds from the exercise of the underwriters’ option to purchase additional shares of our common stock). The repurchase of the remainder of the shares of our common stock that we expect to repurchase from Sanken is expected to occur substantially concurrently with the receipt by us of the proceeds from the exercise of the underwriters’ option to purchase additional shares of our common stock or borrowings under the Credit Agreement (as defined below) or, otherwise, on another date of our choosing after the closing of the Equity Offering (the “Second Closing”). We intend to fund the Second Closing with any net proceeds from the exercise of the underwriters’ option to purchase additional shares of our common stock, cash on hand or additional borrowings under the Credit Agreement.

The First Closing of the share repurchase is conditioned upon the closing of the Equity Offering and certain other conditions, and the Second Closing of the share repurchase is conditioned upon the receipt by us of net proceeds of no less than $300 million from incremental term loans under the Credit Agreement and certain other conditions, but the Equity Offering is not conditioned on the consummation of the share repurchase. We cannot provide any assurance that the share repurchase will occur on the terms described herein, or at all. The description of, and other information in this Current Report on Form 8-K regarding, the share repurchase are included for informational purposes only. Nothing in this Current Report on Form 8-K should be construed as an offer (i) to sell, or the solicitation of an offer to purchase, any of our common stock that we repurchase, or (ii) to repurchase, or the solicitation of an offer to sell, any of our common stock.

The Share Repurchase Agreement and related arrangements and transactions were reviewed and approved by our Audit Committee, which is charged with reviewing related party transactions, and is composed of three independent directors who are not affiliated with Sanken. Upon the recommendation by the Audit Committee, the disinterested members of our board of directors (the “Board”) also approved such transactions.

Pursuant to the terms of the Share Repurchase Agreement, Sanken has agreed to reimburse us for the expenses incurred by us in connection with the transactions contemplated by the Share Repurchase Agreement, including the Equity Offering and the amendments to the Credit Agreement (as defined below).

Pursuant to the terms of the Share Repurchase Agreement, Sanken has agreed that, without our prior written consent, Sanken will not, from the date of the Share Repurchase Agreement until the date that is 14 months following the First Closing of the share repurchase (the “Lock-Up Period”), directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise transfer or dispose of, or publicly disclose the intention to make any offer, sale, pledge or disposition of any shares of our common stock, or any options or warrants to purchase any shares of our common stock, or any securities convertible into, exchangeable for, or that represent the right to receive, shares of our common stock, engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or other derivative transaction or instrument) which is designed to or which could reasonably be expected to lead to or result in a sale, loan, pledge or other disposition or transfer of all or a portion of the economic consequences of ownership of our common stock or any securities convertible into or exercisable or exchangeable for shares of our common stock, in each case other than (i) the shares to be sold pursuant to the terms of the Share Repurchase Agreement to us, (ii) any other shares of our common stock that may be sold by Sanken to us, (iii) shares of our common stock transferred to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect controlled affiliate (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Sanken; provided that Sanken will cause any such controlled affiliate that obtains any shares of our common stock to be bound by the terms of the lock-up; and (iv) Sanken may enter into a written plan meeting the requirements of Rule 10b5-l under the Exchange Act for the transfer of shares of our common stock that does not in any case provide for the transfer of shares of our common stock during the Lock-up Period; provided that any voluntary or required public filing, report or disclosure regarding such Rule 10b5-1 Plan shall include a statement to the effect that no transfers may be made pursuant to such trading plan during the Lock-Up Period.

The foregoing description of the Share Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Share Repurchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Second Amended and Restated Stockholder Agreement

In connection with the Share Repurchase Agreement, we entered into that certain Second Amended and Restated Stockholders Agreement, by and between us and Sanken (the “Second Amended and Restated Stockholders Agreement”), which amended and restated that certain Amended and Restated Stockholders Agreement, dated as of June 16, 2022 by and among us, Sanken and OEP SKNA, L.P. (“OEP”) (the “Stockholders Agreement”) in its entirety. The Second Amended and Restated Stockholders Agreement will become effective in accordance with its terms on July 29, 2024. The Second Amended and Restated Stockholders Agreement removed OEP as a party to the Stockholders Agreement and amended certain rights and obligations of the Company and Sanken.

The Second Amended and Restated Stockholders Agreement provides that Sanken is required to vote in favor of all designees to our Board nominated by our Nominating and Corporate Governance Committee and, if requested by our Nominating and Corporate Governance Committee, vote all outstanding shares of our common stock held by Sanken in favor of any matter which our Board determines is advisable and in the best interests of our stockholders and vote against any matter that would reasonably be expected to oppose such matter.

Additionally, Sanken is entitled to nominate two directors to the Board as long as Sanken and its affiliates beneficially own, directly or indirectly, at least 20% of our outstanding shares of common stock and one director to the Board as long as Sanken and its affiliates beneficially own, directly or indirectly, at least 10% of our outstanding shares of common stock. In each case, Sanken is also entitled to designate one Sanken observer to the Board to attend meetings of the Board in a non-voting, observer capacity, subject to certain exceptions. If at any point Sanken and its affiliates beneficially own, directly or indirectly, less than 10% of our outstanding shares of common stock, Sanken will not be entitled to nominate a director to the Board, nor will Sanken be entitled to designate a Sanken observer to the Board. Consistent with the Stockholders Agreement, if the number of directors that Sanken has the right to designate to our Board is decreased (each such occurrence, a “Decrease in Designation Rights”), Sanken will use its reasonable best efforts to cause each of the Sanken directors that Sanken ceases to have the right to designate to serve as a Sanken director to offer to tender his or her resignation, and each of such director so tendering a resignation shall resign within thirty days from the date that Sanken incurs a Decrease in Designation Rights.

The Second Amended and Restated Stockholders Agreement also provides our Nominating and Corporate Governance Committee with increased board designation rights and provides us a right of first refusal to purchase from Sanken any shares of our outstanding shares of common stock that Sanken proposes to sell or transfer, subject to certain exceptions.

The foregoing description of the Second Amended and Restated Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Stockholders Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

For information regarding material relationships between us and Sanken, see “Certain Relationships and Related Person Transactions” in our 2024 Notice of Annual Meeting and Proxy Statement, which is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2024, the Company filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with the Equity Offering that contained preliminary financial results for the quarter ended June 28, 2024. The full text of the preliminary results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2024, Kojiro (Koji) Hatano notified our Board of his decision to resign from the Board, effective as of the First Closing of the share repurchase. Mr. Hatano’s resignation was a result of Sanken’s anticipated reduction in ownership of our common stock as a result of the transactions contemplated by the Share Repurchase Agreement and pursuant to the Second Amended and Restated Stockholders Agreement, and not the result of any disagreement between Mr. Hatano and the Company or its management on any matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On July 23, 2024, the Company announced in the Preliminary Prospectus Supplement that it anticipates amending its existing credit agreement (the “Credit Agreement”), dated as of June 21, 2023 and amended as of October 31, 2023, by and among the Company, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and each lender from time to time party thereto, to (i) incur new incremental term loans to finance a portion of the repurchase of shares of our common stock from Sanken pursuant to the terms of the Share Repurchase Agreement, (ii) increase the amount of revolving commitments available under the Credit Agreement by $32,000,000, (iii) permit under the Credit Agreement the repurchase contemplated by the Share Repurchase Agreement and (iv) make certain other changes.

There can be no assurance that the incremental term loans or the increase to revolving commitments under the Credit Agreement (or the aforementioned amendments) will be completed on the terms described herein or at all.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K including statements regarding the Share Repurchase Agreement, the Second Amended and Restated Stockholders Agreement, the Credit Agreement, future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 29, 2024, filed with the U.S. Securities and Exchange Commission on May 23, 2024. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or our manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; our principal stockholders has substantial control over us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this Current Report on Form 8-K and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This Current Report on Form 8-K (including Exhibit 99.1) contains certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Share Repurchase Agreement, dated as of July 23, 2024, between the Company and Sanken.
10.2	Second Amended and Restated Stockholders Agreement, dated as of July 23, 2024, between the Company and Sanken.
99.1	Preliminary Results for Quarter Ended June 28, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date: July 23, 2024	By:	/s/ Derek P. D’Antilio
Derek P. D’Antilio
Executive Vice President, Chief Financial Officer and Treasurer